UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934 (Amendment No. N/A)

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FIRSTBANK FINANCIAL SERVICES, INC.
(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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FIRSTBANK FINANCIAL SERVICES, INC.

120 Keys Ferry Street

McDonough, GA  30253

(678) 583-2265

April 20, 2005

Dear Shareholder:

You are cordially invited to attend our annual meeting of the shareholders of FirstBank Financial Services, Inc., which will be held at First Bank of Henry County at 120 Keys Ferry Street, McDonough, Georgia on Thursday, May 19, 2005, at 5:00 p.m.  I sincerely hope that you will be able to attend the meeting, and I look forward to seeing you.

At the meeting, we will ask you to approve an amendment to the 2000 Stock Incentive Plan.  The proposed amendment to the Plan would increase the number of shares reserved under the Plan from 100,000 to 250,000 and provide that the shares issued under the 2000 Stock Incentive Plan will be shares of FirstBank Financial Services.  We will also ask you to elect the nominees listed in this proxy statement as FirstBank Financial Services, Inc. directors.  We will report on our operations during the past year and the first quarter of 2005 as well as our plans for the future.  This proxy statement provides detailed information about the proposed amendment to the 2000 Stock Option Plan and describes the election of directors.

Please take this opportunity to become involved in the affairs of FirstBank Financial Services, Inc., and our subsidiary bank, First Bank of Henry County.  Whether or not you expect to be present at the meeting, please mark, date and sign the enclosed proxy and return it to us in the envelope provided as soon as possible.  Returning the proxy will NOT deprive you of your right to attend the meeting and vote your shares in person.  If you attend the meeting, you may withdraw your proxy and vote your own shares.

Sincerely,

/s/ J. Randall Dixon
J. Randall Dixon
President and Chief Executive Officer

FIRSTBANK FINANCIAL SERVICES, INC.

120 Keys Ferry Street

McDonough, GA  30253

(678) 583-2265

NOTICE OF THE ANNUAL MEETING OF SHAREHOLDERS
TO BE HELD MAY 19, 2005

The annual meeting of shareholders of FirstBank Financial Services, Inc. will be held on Thursday, May 19, 2005, at 5:00 p.m. at First Bank of Henry County at 120 Keys Ferry Street, McDonough, for the following purposes:

(1)           To approve an amendment to the 2000 Stock Incentive Plan.  The proposed amendment to the Plan would increase the number of shares reserved under the Plan from 100,000 to 250,000 and provide that shares issued pursuant to awards under the Plan would be shares of FirstBank Financial Services, Inc.;

(2)                                  To elect three (3) Class III Directors who will serve a three-year term expiring at the 2008 annual meeting; and

(3)                                  To transact any other business as may properly come before the meeting or any adjournments of the meeting.

The board of directors of FirstBank Financial Services, Inc. unanimously recommends that shareholders vote for the amendment to the 2000 Stock Incentive Plan and that shareholders vote to elect the nominated directors.

The board of directors has set the close of business on April 8, 2005 as the record date for determining the shareholders who are entitled to notice of, and to vote at, the meeting.

We hope that you will be able to attend the meeting.  We ask, however, whether or not you plan to attend the meeting, that you mark, date, sign and return the enclosed proxy as soon as possible.  Promptly returning your proxy will help ensure the greatest number of shareholders are present at the meeting in person or by proxy.

If you attend the meeting in person, you may revoke your proxy at the meeting and vote your shares in person.  You may revoke your proxy at any time before the proxy is exercised.

FIRSTBANK FINANCIAL SERVICES, INC.

PROXY STATEMENT
FOR ANNUAL MEETING OF SHAREHOLDERS
TO BE HELD MAY 19, 2005

INTRODUCTION

Time and Place of the Meeting

The board of directors of FirstBank Financial Services, Inc. (the “Company”) is furnishing this Proxy Statement to solicit proxies for use at the 2005 Annual Meeting of Shareholders of the Company to be held on Thursday, May 19, 2005 at 5:00 p.m. local time at First Bank of Henry County (the “Bank”) at 120 Keys Ferry Street, McDonough, Georgia and at any adjournment of the meeting.

Record Date and Mailing Date

The close of business on April 8, 2005 is the record date for the determination of shareholders entitled to notice of and to vote at the meeting.  We first mailed this Proxy Statement and accompanying proxy card to shareholders on or about April 20, 2005.

Number of Shares Outstanding

As of the close of business on the Record Date, the Company had 10,000,000 shares of Common Stock, $5 par value, authorized, of which 2,145,250 shares were outstanding.  Each outstanding share is entitled to one vote on all matters to be presented at the meeting.

VOTING AT THE ANNUAL MEETING

Procedures for Voting by Proxy

The accompanying proxy is for your use at the Annual Meeting if you are unable to attend in person or are able to attend but do not wish to vote in person.  You should specify your choices with regard to the proposals on the proxy.  If you properly sign, return and do not revoke your proxy, the persons named as proxies will vote your shares according to the instructions you have specified.

If you sign and return your proxy but do not specify how the persons appointed as proxies are to vote your shares, the shares represented by your signed and dated proxy will be voted FOR each of the proposals described in this Proxy Statement.  If any nominee for election to the board of directors named in this Proxy Statement becomes unavailable for election for any reason, the proxy may be voted for a substitute nominee selected by the Executive Committee of the board of directors.  Alternatively, the board of directors may operate with a vacancy or reduce the size of the Board after the Annual Meeting.  If any other matters properly come before the Annual Meeting, the persons named as proxies will vote upon the matters according to their judgment.  The board of directors is not aware of any other business to be presented for a vote of the shareholders at the Annual Meeting.

Revoking Your Proxy

Returning your proxy does not affect your right to vote in person if you attend the Annual Meeting.  You can revoke your proxy at any time before it is voted by delivering to J. Randall Dixon, President of the Company, at 120 Keys Street, McDonough Georgia 30253, either a written revocation of your proxy or a duly executed proxy bearing a later date or by attending the meeting and voting in person.

Requirements for Shareholder Approval

A quorum will be present at the meeting if a majority of the votes entitled to be cast are represented in person or by valid proxy.  We will count abstentions and broker non-votes, which are described below, in determining whether a quorum exists.  The proposed amendment to the 2000 Stock Incentive Plan must be approved by the affirmative vote of a majority of the shareholders.

Only those votes actually cast for the election of a director, however, will be counted for purposes of determining whether a particular director nominee receives sufficient votes to be elected.  To be elected, a director nominee must receive more votes than any other nominee for the particular seat on the board of directors.  As a result, if you withhold your vote as to one or more nominees, it will have no effect on the outcome of the election unless you cast that vote for a competing nominee.  At the present time we do not know of any competing nominees.

Abstentions.  A shareholder who is present in person or by proxy at the annual meeting and who abstains from voting on any or all proposals will be included in the number of shareholders present at the annual meeting for the purpose of determining the presence of a quorum.  Abstentions do not count as votes in favor of or against a given matter.

Broker Non-Votes.  Brokers who hold shares for the accounts of their clients may vote these shares either as directed by their clients or in their own discretion if permitted by the exchange or other organization of which they are members.  Proxies that contain a broker vote on one or more proposals but no vote on others are referred to as “broker non-votes” with respect to the proposal(s) not voted upon.  Broker non-votes are included in determining the presence of a quorum.  A broker non-vote, however, does not count as a vote in favor of or against a particular proposal for which the broker has no discretionary voting authority.

Approval of any other matter that may properly come before the annual meeting requires the affirmative vote of a majority of shares of common stock present in person or by proxy and entitled to vote on the matter.  Abstentions and broker non-votes will be counted in determining the minimum number of votes required for approval and will, therefore, have the effect of negative votes.

PROPOSAL 1

APPROVAL OF THE FIRST AMENDMENT TO THE
FIRSTBANK FINANCIAL SERVICES, INC. 2000 STOCK INCENTIVE PLAN

General.   The board of directors of the Bank adopted the First Bank of Henry County 2000 Stock Incentive Plan by resolution dated December 10, 2001 and shareholders approved the 2000 Stock Incentive Plan on June 20, 2002.  The Company assumed the interests and obligations of the Bank under the Plan on February 1, 2005.  The 2000 Stock Incentive Plan (the “Plan”) gives the Company the flexibility to grant stock options to executive officers and employees of the Company and its affiliates for the purpose of giving them a proprietary interest in, and to encourage them to remain in the employ of the Company and its affiliates.  The board of directors initially reserved 100,000 shares of common stock for issuance under the Plan.  The board of directors recently approved the First Amendment to the 2000 Stock Incentive Plan which increases the number of shares reserved from 100,000 to 250,000, subject to further adjustment as described in the Plan, all of which may issued pursuant to incentive stock options.  In addition, the First Amendment to the Plan reflects a change in the name of the Plan to the FirstBank Financial Services, Inc. 2005 Stock Incentive Plan and reflects that shares of stock which will be issued upon exercise of options granted under the amended Stock Incentive Plan will be shares of the Company’s common stock.

Applicable provisions of the Internal Revenue Code of 1986, as amended (the “Code”) restrict the Company’s ability, in the absence of shareholder approval, to grant incentive stock options under Code Section 421 and to claim deductions which may otherwise be associated with the grant of non-qualified stock options under Code Section 162(m).

The following description of the Plan is qualified in its entirety by reference to the applicable provisions of the plan document, as amended.

Administration.   The board of directors has appointed the Compensation Committee of the board of directors to administer the Plan (the “Committee”).  The Committee is required to have at least two members and when appointing members to the Committee, the board of directors should consider the disinterested standards found in Code Section 162(m) and Rule 16b-3 of the Securities Exchange Act of 1934, as amended.  The Committee has the authority to grant awards under the Plan; to determine the terms of each award; to interpret the provisions of the Plan; to determine whether or not to prescribe, amend or rescind the rules and regulations relating to the Plan; and to make all other determinations that it may deem necessary or advisable to administer the Plan.  The Committee’s decisions relating to the administration of the Plan and grants of options will be final and binding upon all persons.

The Plan permits the Committee to grant stock options to eligible persons (i.e., officers, employees, directors and organizers).  The Committee may grant these options on an individual basis or design a program providing for grants to a group of eligible persons.  The Committee will determine, within the limits of the Plan, the number of shares of common stock subject to an option, to whom an option is granted, the exercise price, forfeiture or termination provisions and all other terms of each option.  Options generally are not transferable or assignable during the holder’s lifetime and may generally only be exercised by the holder during the holder’s lifetime.

Option Terms.   The Plan provides for grants of incentive stock options and non-qualified stock options.  The Committee will determine whether an option is an incentive stock option or a non-qualified stock option when it grants the option, and the option will be evidenced by an agreement describing the material terms of the option.

The Committee determines the exercise price of an option which shall be specified in the applicable stock option agreement.  The exercise price of an incentive stock option may not be less than the fair market value of the common stock on the date of the grant, or less than 110% of the fair market value if the participant owns more than 10% of the outstanding common stock of the Company or any subsidiary.  When the incentive stock option is exercised, the Company will be entitled to place a legend on the certificates representing the shares of common stock purchased upon exercise of the option to identify them as shares of common stock purchased upon the exercise of an incentive stock option.  The exercise price of non-qualified stock options may not be less than the fair market value of the common stock on the date of grant.  The Committee may permit the exercise price to be paid in cash, by the delivery of previously-owned shares of common stock, through a cashless exercise executed through a broker or by having a number of shares of common stock otherwise issuable at the time of exercise withheld.  Financing by the Company may, in the Committee’s discretion, be offered to assist participants with payment of the option exercise price.

A participant may be liable for federal, state or local income tax withholding obligations as a result of the exercise of a non-qualified stock option.  The tax withholding obligation may be satisfied by payment in the form of cash, certified check, previously-owned shares of the Company’s common stock or, if a participant elects with the permission of the Committee, by a reduction in the number of shares to be received by the participant upon exercise of the option.  Additionally, the Committee may, in its discretion, make cash awards designed to cover tax obligations of employees that result from the receipt or exercise of a stock option.

The Committee determines the term of an option which shall be specified in the applicable stock option agreement.  The term of an incentive stock option may not exceed ten years from the date of grant, but any incentive stock option granted to a participant who owns more than 10% of the outstanding common stock of the Company or any subsidiary will not be exercisable after the expiration of five years from the date the option is granted.  Subject to any further limitations in the applicable agreement, if a participant’s employment terminates, an incentive stock option will terminate and become unexercisable no later than three months after the date of termination of employment.  If, however, termination of employment is due to death or disability, up to one year may be substituted for the three-month period.  Incentive stock options are also subject to the further restriction that the aggregate fair market value, determined as of the date of grant, of common stock as to which any incentive stock option first becomes exercisable in any calendar year is limited to $100,000 per recipient.  If incentive stock options covering more than $100,000 worth of common stock first become exercisable in any one calendar year, the excess will be non-qualified options.  The maximum number of shares of common stock that may be granted during any fiscal year of the Company to any employee pursuant to options may not exceed 50,000 shares.

Termination of Options.   The terms of particular options may provide that they terminate, among other reasons, upon the holder’s termination of employment or other status with the Company, upon a specified date, upon the holder’s death or disability, or upon the occurrence of a change in control of the Company.  An agreement may provide that if the holder dies or becomes disabled, the holder’s estate or personal representative may exercise the option.

Reorganizations.   In the event of any change in the outstanding shares of common stock by reason of a stock split, stock dividend, combination or reclassification of shares, recapitalization,

merger or similar event, the Plan provides for appropriate adjustment, as determined by the Committee, in the number and kind of shares reserved for issuance under the Plan and which are subject to unexercised options, the exercise price of an option, and the annual limit on the number of shares of common stock subject to options that may be granted to any employee during a calendar year.  In the event of specified corporate reorganizations, the Committee may, within the terms of the Plan and the applicable stock option agreement, substitute, cancel, accelerate, cancel for cash or otherwise adjust the terms of an option.

Amendment and Termination of the Plan.   The board of directors has the authority to amend or terminate the Plan.  The board of directors is not required to obtain shareholder approval to amend or terminate the Plan, but may condition any amendment or termination of the Plan upon shareholder approval if it determines that shareholder approval is necessary or appropriate under tax, securities, or other laws.  The board’s action may not adversely affect the rights of a holder of a stock option without the holder’s consent.

Federal Income Tax Consequences.   The following discussion outlines generally the federal income tax consequences of participation in the Plan.  Individual circumstances may vary and each participant should rely on his or her own tax counsel for advice regarding federal income tax treatment under the Plan.

Incentive Stock Options.   A participant who exercises an incentive stock option will not be taxed when he or she exercises the option or a portion of the option.  Instead, the participant will be taxed when he or she sells the shares of common stock purchased upon exercise of the incentive stock option.  The participant will be taxed on the difference between the price he or she paid for the common stock and the amount for which he or she sells the common stock.  If the participant does not sell the shares of common stock prior to two years from the date of grant of the incentive stock option and one year from the date the common stock is issued to him or her, the gain will be a capital gain and the Company will not be entitled to a corresponding deduction.  If the participant sells the shares of common stock at a gain before that time, the difference between the amount the participant paid for the common stock and the lesser of its fair market value on the date of exercise or the amount for which the stock is sold will be taxed as ordinary income.  If the participant sells the shares of common stock for less than the amount he or she paid for the stock prior to the one- or two-year periods indicated, no amount will be taxed as ordinary income and the loss will be taxed as a capital loss.  Exercise of an incentive stock option may subject a participant to, or increase a participant’s liability for, the alternative minimum tax.

Non-qualified Options.   A participant will not recognize income upon the grant of a non-qualified option or at any time before the exercise of the option or a portion of the option.  When the participant exercises a non-qualified option or portion of the option, he or she will recognize compensation taxable as ordinary income in an amount equal to the excess of the fair market value of the common stock on the date the option is exercised over the price paid for the common stock, and the Company will then be entitled to a corresponding deduction.

Depending upon the time period for which shares of common stock are held after exercise of an option, the sale or other taxable disposition of shares acquired through the exercise of a non-qualified option generally will result in a short- or long-term capital gain or loss equal to the difference between the amount realized on the disposition and the fair market value of such shares when the non-qualified option was exercised.

The board of directors recommends that you vote FOR the approval of the First Amendment to the FirstBank Financial Services, Inc. 2000 Stock Incentive Plan.

PROPOSAL 2

ELECTION OF DIRECTORS

The Company’s articles of incorporation provide for a staggered board of directors so that, as nearly as possible, one-third of the directors will be elected each year to serve three-year terms.  The terms of each class expires at the annual meeting in the years indicated below and when their successors are elected and qualified.  The board of directors recommends that the shareholders elect the nominees identified below to serve as Class III Directors for a three-year term expiring in 2008.

Director Nominees

The following table sets forth for each director:  (1) the person’s name, (2) his age at December 31, 2004, (3) the year he first became a director, and (4) his positions with us other than as a director, and his other business experience for the past five years.

Director Nominees

Class III Directors

(Term Expiring 2008)

Name (Age)	Director Since(*)	Position and Business Experience

Milton Stanley Goggins (43)	2000	Owner of T&M Body Shop and Tire Company.

Richard Allen Grimes (75)	2000	Retired Lieutenant Colonel in United States Army; Founder of Richard A. Grimes Realty Co. and Richard A. Grimes Real Estate School.

Larry Max Phillips (52)	2000	President of Larry Phillips Construction, Inc.

Continuing Directors

Class I Directors

(Term Expiring 2006)

Name (Age)	Director Since(*)	Position and Business Experience

Larry D. Adams (53)	2000	Co-owner of Kabobs, a food service business; real estate developer.

Wiley A. Brown, Jr. (57)	2000	Retired Principal of McDonough Primary School.

Name (Age)	Director Since(*)	Position and Business Experience

Don H. Cagle (67)	2000

Licensed real estate broker and owner of Cagle & Associates, a real estate brokerage company; President, Secretary and Treasurer of Cagle & Associates, Inc., a real estate management, financial brokerage, and consulting company.

James Troy Chafin, III (52)	2000	Founder and member of The Chafin Law Firm, P.C.; State Court Judge.

Class II Directors

(Term Expiring 2007)

Name (Age)	Director Since(*)	Position and Business Experience

William Lee Craddock, Jr. (53)	2000	Vice President of Sales of Highway Materials, Inc.

Luther Martin Denney, III (62)	2000	Owner of Stockbridge Citgo.

James Randall Dixon (56)	2000	President and CEO and Director of the Company and the Bank; Former President of First National Bank of Henry County; associate of Care Craft Builders, L.L.C.

* All directors have served as directors of the Bank since its organization on September 5, 2000.  The Bank began its banking operations on January 28, 2002.  The Company was incorporated on May 24, 2004 and became the holding company of the Bank on February 1, 2005.

Recommendation

The board of directors recommends that you vote FOR the election of each director nominee named above.

Executive Officers

The following table sets forth for each executive officer (who is not a director of the Company) (1) the person’s name, (2) his or her age or December 31, 2004, (3) the year he or she became an officer, and (4) his or her position with the Company and the Bank.

Name (Age)	Officer Since	Position with the Company and the Bank

Thaddeus M. Williams (47)	2001	Executive Vice President of the Company and Executive Vice President and Senior Lending Officer of the Bank.

Lisa J. Maxwell (38)	2001	Vice President and Chief Financial Officer of the Company and the Bank.

Meetings and Committees of the Board

The following discussion relates to the board of directors of the Bank since the Company did not become the Bank’s holding company until February 1, 2005.

During the year ended December 31, 2004, the board of directors of the Bank held 13 meetings.  All incumbent directors attended at least 75% of the total number of meetings of the Bank’s board of directors of the board on which they serve except that Mr. Adams attended 61.5% of the meetings of the board of directors.

Compensation Committee.   The board of directors has established a Personnel Committee, which is responsible for establishing targets and awards for any incentive compensation plan, reviewing salary ranges and fringe benefits, and reviewing and approving remuneration of the executive officers.  The Personnel Committee members are:  Wiley A. Brown, Jr., Don H. Cagle, J. Randall Dixon and Larry M. Phillips.  During the fiscal year ended December 31, 2004, the Personnel Committee held four meetings.  Also, the Personnel Committee is responsible for administering First Bank of Henry County’s 2000 Stock Incentive Plan, including granting awards of stock-based compensation pursuant to the plan.

Nominating Committee.   The Bank does not have a standing nominating committee for director nominees and has not adopted a nominating committee charter.  Rather, the full board of directors participates in the consideration of director nominees.  Each of the Bank’s directors is an independent director under the National Association of Securities Dealers’ definition of “independent director,” with the exception of J. Randall Dixon.  Since the Bank is a small business issuer and only one of its directors is not independent, the Bank believes a standing nominating committee for director nominees is not necessary.

Audit Committee.   The board of directors has established an Audit Committee, which recommends to the board of directors the independent public accountants to be selected to audit the Bank’s annual financial statements, evaluates internal accounting controls, reviews the adequacy of the internal audit budget, personnel and plan, and determines that all audits and exams required by law are performed fully, properly, and in a timely fashion.  The board of directors has not adopted a written charter for the Audit Committee.  The Audit Committee members are:  Richard A. Grimes (Chairman), Wiley A. Brown, Jr., James T. Chafin, III and Larry M. Phillips.  Each of these members meets the requirement for independence as defined by the National Association of Securities Dealers’ listing standards.  Although none of the Audit Committee Members meets the criteria specified under applicable Securities and Exchange Commission regulations for an “Audit Committee financial expert,” the board believes that each committee member has the financial knowledge, business experience and independent judgment necessary to serve effectively on the Audit Committee.  During the fiscal year ended December 31, 2004, the Audit Committee held four meetings.

Audit Committee Report

The audit committee reports as follows with respect to the audit of First Bank of Henry County’s 2004 audited consolidated financial statements.

•             The audit committee has reviewed and discussed First Bank of Henry County’s 2004 audited financial statements with First Bank of Henry County’s management;

•             The audit committee has discussed with the independent auditors Mauldin & Jenkins, LLC the matters required to be discussed by SAS 61, which include, among other items, matters related to the conduct of the audit of First Bank of Henry County’s financial statements;

•             The audit committee has received written disclosures and the letter from the independent auditors required by ISB Standard No. 1 (which relates to the auditor’s independence from the corporation and its related entities) and has discussed with the auditors the auditors’ independence from First Bank of Henry County; and

•             Based on review and discussions of First Bank of Henry County’s 2004 audited financial statements with management and discussions with the independent auditors, the audit committee recommended to the board of directors that First Bank of Henry County’s 2004 audited financial statements be included in First Bank of Henry County’s Annual Report on Form 10-KSB.

March 25, 2005	Audit Committee:	Richard A. Grimes (Chairman)
Wiley A. Brown, Jr.
James T. Chafin, III
Larry M. Phillips

SECTION 16(a) BENEFICIAL OWNERSHIP
REPORTING COMPLIANCE

Section 16 of the Securities and Exchange Act of 1934 requires the Company’s officers, directors and greater than 10% shareholders (“Reporting Persons”) to file certain reports with respect to their beneficial ownership of the Company’s securities.  Based on our review of these reports furnished to us by its Reporting Persons, all of our directors and executive officers complied with all Section 16(a) reporting requirements.

CODE OF ETHICS

The Company has adopted a Code of Ethics applicable to all directors, officers and employees.  A copy of the Code of Ethics may be obtained, without charge, upon written request addressed to First Bank of Henry County 120 Keys Ferry Street, McDonough, Georgia 30253, Attn: Corporate Secretary.  The request may be delivered by letter to the address set forth above or by fax to the attention of the Company’s Corporate Secretary at (678) 583-2255.

EXECUTIVE COMPENSATION

The following table set forth certain information concerning the annual and long-term compensation for services in all capacities to the Company and the Bank for the fiscal years 2004, 2003 and 2002 of our president and chief executive officer, executive vice president and chief financial officer.  No other executive officer received a combined payment of salary and bonus in excess of $100,000 for services rendered to the Company and the Bank during 2004.

Summary Compensation Table

						Long Term Compensation Awards
		Annual Compensation				Securities
Name and Position	Year	Salary ($)	Bonus ($)	All Other Compensation ($)		Underlying Options/ SARs (#)

J. Randall Dixon President, Director and Chief Executive Officer	2004	150,000	15,000	31,825	(1)	0
	2003	120,000	0	32,358	(1)	0
	2002	120,000	0	27,472	(1)	20,000

Thaddeus M. Williams Executive Vice President Senior Lending Officer	2004	145,000	10,000	23,428	(2)	0
	2003	100,000	0	18,444	(2)	0
	2002	110,000	0	17,266	(2)	15,000

Lisa J. Maxwell Vice President and Chief Financial Officer	2004	100,000	7,500	10,000	(3)	0
	2003	75,000	0	0		0
	2002	75,000	0	0		0

(1)               Consists of payment on life and health insurance policies, car allowance, membership dues.  Mr. Dixon also receives fees for attending board and committee meetings in his capacity as a director.

(2)               Consists of payment on life and health insurance policies, car allowance, membership dues.  Beginning in 2004, Mr. Williams began receiving fees for attending board meetings.  In 2004, Mr. Williams received $300 for attending board of directors’ meetings.

(3)               Consists of payment on life and health insurance policies.  Beginning in 2004, Ms. Maxwell began receiving fees for attending board meetings.  In 2004, Ms. Maxwell received $300 for attending board of directors meetings.

The following tables set forth information at December 31, 2004, and for the fiscal year then ended, concerning stock option grants to executive officers listed in the Summary Compensation Table.  The Company has not granted any stock appreciation rights, restricted stock or stock incentives other than stock options and warrants.

Option Grants in Fiscal Year 2004

The Company did not grant options or warrants to executive officers in 2004.

Aggregated Option Exercises in Last Fiscal Year and Fiscal Year-End Option Values

The following table shows the number of shares underlying stock options held by the executive officers named in the summary compensation table.  No stock options were exercised in 2004 by the executive officer named in the summary compensation table.

	Shares Acquired on Exercise (#)	Value Realized ($)	Number of Securities Underlying Unexercised Options at December 31, 2004		Value of Unexercised In-the Money Options at December 31, 2004(1)
Name			Exercisable	Unexercisable	Exercisable	Unexercisable

J. Randall Dixon	0	0	13,334	6,666	$13,334	$6,666

Thaddeus M. Williams	0	0	10,000	5,000	$10,000	$5,000

Lisa J. Maxwell	0	0	0	0	0	0

(1)               As of December 31, 2004, the market price of our common stock was $11.00 per share.

Employment Agreements

J. Randall Dixon.   Effective April 30, 2004, the Bank entered into an employment agreement with J. Randall Dixon, which provides that he will serve as President and Chief Executive Officer of the Bank.  Under the terms of the employment agreement, the Bank will pay Mr. Dixon an annual base salary of $150,000 and, subject to Mr. Dixon’s satisfactory performance, a one-time bonus payment of $15,000 upon the Bank’s attainment of cumulative profitability for a period of three consecutive months.  Mr. Dixon is also eligible to receive annual bonus compensation up to a maximum of 70% of his base salary and the grant of a stock option to purchase up to a maximum of 14,000 shares of the Bank’s common stock, both of which will be determined based on pre-established performance goals identified in the employment agreement.

Mr. Dixon’s employment agreement also provides for a grant of a stock option to Mr. Dixon to purchase 20,000 shares of common stock at a purchase price of fair market value of the Bank’s common stock.  The option generally will become vested and exercisable in equal, annual increments over a three-year period, commencing on the first anniversary of the option grant date and continuing for the next two successive anniversaries.  The Bank does not intend to grant this option until the board of directors amends the Bank’s 2000 Stock Incentive Plan to increase the number of shares reserved for issuance under the Stock Incentive Plan and the amendment is approved by the Bank’s shareholders.

Mr. Dixon’s employment agreement also provides for annual grants of an option to purchase 2,500 shares on each anniversary of the effective date of the employment agreement pursuant to an Executive Stock Option Plan.  The Bank has not established an Executive Stock Option Plan and no terms have been established for these options.

Mr.  Dixon will be provided with the use of an automobile, of a make and model determined by the Bank, for business and personal use for which the Bank will pay operating, maintenance and related automobile expenses.

The initial term of Mr. Dixon’s employment agreement is three years.  At the end of three years, the term will be automatically extended for successive twelve-month periods unless either party gives notice that the automatic renewals will cease.

The Bank is obligated to pay Mr. Dixon his base salary for twenty-four months if one of the following events occurs:

•             The Bank terminates Mr. Dixon’s employment without cause; or

•             Mr. Dixon terminates his employment for cause.

If Mr. Dixon becomes disabled, the Bank may terminate the employment agreement and will be obligated to pay Mr. Dixon for twenty-four months, or if earlier, until the date Mr. Dixon begins receiving payments under the Bank’s long-term disability policy.

Additionally, if, following a change of control, Mr. Dixon terminates his employment for cause or the Bank terminates Mr. Dixon’s employment without cause, Mr. Dixon will be entitled to a lump sum severance payment equal to three times his annual base salary.  “Cause” is defined in Mr. Dixon’s employment agreement.

During the term of the employment agreement and for six months following Mr. Dixon’s termination by the Bank for cause or termination by Mr. Dixon without cause or in connection with a change of control, Mr. Dixon is prohibited from competing with the Bank and soliciting the Bank’s customers or employees.

Thaddeus M. Williams.   Effective April 30, 2004, the Bank entered into an employment agreement with Thaddeus M. Williams, which provides that he will serve as Executive Vice President and Senior Lending Officer of the Bank.  Under the terms of the employment agreement, the Bank will pay Mr. Williams an annual base salary of $145,000 and, subject to the board of directors’ evaluation of Mr. Williams’ performance, a one-time bonus payment of $10,000 upon the Bank’s attainment of cumulative profitability for a period of three consecutive months.  Mr. Williams is also eligible to receive annual bonus compensation up to a maximum of 70% of his base salary and the grant of a stock option to purchase up to a maximum of 14,000 shares of the Bank’s common stock, both of which shall be determined based on pre-established performance goals identified in the employment agreement.

The agreement provides for the Bank to grant a stock option to Mr. Williams to purchase 2,500 shares of the Bank’s common stock.  The terms of this option will be set forth in a separate stock option agreement.  The Bank does not intend to grant this option until the board of directors amends the Bank’s 2000 Stock Incentive Plan to increase the number of shares reserved for issuance under the Stock Incentive Plan and the amendment is approved by the Bank’s shareholders.

The Bank provides Mr. Williams with an automobile allowance in the amount of $500 per month.

The initial term of Mr. Williams’ employment agreement is three years.  At the end of three years, the term will be automatically extended for successive twelve-month periods unless either party gives notice that the automatic renewals shall cease.

The Bank is obligated to pay Mr. Williams his base salary for twenty-four months if one of the following events occurs:

•             The Bank terminates Mr. Williams’ employment without cause; or

•             Mr. Williams terminates his employment for cause.

If Mr. Williams becomes disabled, the Bank may terminate the employment agreement and will be obligated to pay Mr. Williams for twenty-four months, or if earlier, until the date Mr. Williams begins receiving payments under the Bank’s long-term disability policy.

Additionally, if, following a change of control, Mr. Williams terminates his employment for cause or the Bank terminates him without cause, Mr. Williams will be entitled to a lump sum severance payment equal to three times his annual base salary.  “Cause” is defined in Mr. William’s employment agreement.

During the term of the employment agreement and for twelve months following Mr. William’s termination by the Bank for cause or termination by Mr. Williams without cause or in connection with a change of control, Mr. Williams is prohibited from competing with the Bank.  During the term of the employment agreement and for six months following Mr. William’s termination by the Bank for cause or termination by Mr. Williams without cause or in connection with a change of control, Mr. Williams is prohibited from soliciting the Bank’s employees.

Lisa J. Maxwell.   Effective February 23, 2004, the Bank entered into an employment agreement with Lisa J. Maxwell, which provides that she will serve as Vice President and Chief Financial Officer of the Bank.  Under the terms of the employment agreement, the Bank will pay Ms. Maxwell an annual base salary of $100,000.  The agreement provides that the Bank will grant Ms. Maxwell an incentive stock option to purchase 5,000 shares of common stock at a purchase price of fair market value of the Bank’s common stock.  The option generally will become vested and exercisable in equal, annual increments over a three-year period, commencing on the first anniversary of the option grant date and continuing for the next two successive anniversaries.  The Bank does not intend to grant this option until the board of directors amends the Bank’s 2000 Stock Incentive Plan to increase the number of shares reserved for issuance under the Stock Incentive Plan and the amendment is approved by the Bank’s shareholders.

The initial term of Ms. Maxwell’s employment agreement is three years.  At the end of three years, the term will be automatically extended for successive twelve-month periods unless either party gives notice of that the automatic renewals will cease.

The Bank is obligated to pay Ms. Maxwell her base salary for twelve months if one of the following events occurs:

•             The Bank terminates Ms. Maxwell’s employment without cause; or

•             Ms. Maxwell terminates her employment for cause.

If Ms. Maxwell becomes disabled, the Bank may terminate the employment agreement and will be obligated to pay Ms. Maxwell for twelve months, or if earlier, until the date Ms. Maxwell begins receiving payments under the Bank’s long-term disability policy.

Additionally, if, following a change of control, Ms. Maxwell terminates her employment for cause or the Bank terminates her without cause, Ms. Maxwell will be entitled to a lump sum severance payment equal to one times her annual base salary.  “Cause” is defined in Ms. Maxwell’s employment agreement.

During the term of the agreement and for six months following its termination under specified circumstances, Ms. Maxwell’s termination by the Bank for cause or termination by Ms. Maxwell without cause or in connection with a change of control, Ms. Maxwell is prohibited from competing with the Bank and soliciting customers or employees of the Bank.

Director Compensation

Each member of the board of directors of the Company and the Bank receives $250 per month for his service on the board.  The chairman of the board of directors receives $300 per month.  The board members receive $150 for each board meeting attended and $100 for each committee meeting attended.  In 2004, the board of directors of the Bank approved the creation of a plan to compensate its directors with options to purchase stock in the event the bank meets a certain Return on Assets and the director has attended at least 90% of the meetings of the board of directors.  The Bank had not established a director option plan at December 31, 2004.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS
AND MANAGEMENT AND RELATED STOCK MATTERS

The following table lists, as of March 25, 2005, the number of shares of common stock beneficially owned by:  (a) each current director of the Company; (b) each executive officer listed in the Summary Compensation Table; (c) all current executive officers and directors as a group; and (d) each person known by the Company to be the beneficial owner of more than 5% of the Company’s issued and outstanding common stock.  The information shown below is based upon information furnished to the Company by the named persons.

Information relating to beneficial ownership of the Company’s common stock is based upon “beneficial ownership” concepts described in the rules issued under the Securities Exchange Act of 1934, as amended.  Under these rules a person is deemed to be a “beneficial owner” of a security if that person has or shares “voting power,” which includes the power to vote or to direct the voting of the security, or “investment power,” which includes the power to dispose or to direct the disposition of the security.  Under the rules, more than one person may be deemed to be a beneficial owner of the same securities.  A person is also deemed to be a beneficial owner of any security as to which that person has the right to acquire beneficial ownership within sixty (60) days from the record date.  Unless otherwise indicated in the “Nature of Beneficial Ownership” column, each person is the record owner of and has sole voting and investment power with respect to this or her shares.

Name	Number of Shares		Number of Shares Subject to Options/ Warrants Exercisable within 60 Days	Aggregate Number of Shares	Percent Of Class	Nature of Beneficial Ownership

Don H. Cagle	31,250	(1)	12,500	43,750	2.0	Consists of (a) 25,000 shares held by Mr. Cagle; (b) 5,000 shares held jointly with his spouse; and (c) 1,250 shares held by an LLC of which each director is a member.

James Randall Dixon	51,905	(1)	55,500	107,405	4.9

Consists of (a) 12,239 shares held by Mr. Dixon; (b) 31,539 shares held jointly with his spouse; (c) 6,877 shares held by Mr. Dixon’s spouse; and (d) 1,250 shares held by an LLC of which each director is a member.

Larry D. Adams	55,550	(1)	22,000	77,550	3.6	Consists of (a) 51,070 shares held by Mr. Adams; (b) 3,230 shares held by Mr. Adams under the Profit Sharing Plan; and (c) 1,250 shares held by an LLC of which each director is a member.

Wiley A. Brown, Jr.	35,198	(1)	14,250	49,448	2.3	Consists of (a) 5,448 shares held by Mr. Brown; (b) 28,500 shares held Mr. Brown as trustee for Canon Properties LLC; and (c) 1,250 shares held by an LLC of which each director is a member.

James Troy Chafin, III	21,250	(1)	18,000	39,250	1.8	Consists of (a) 20,000 shares held by Mr. Chafin; and (b) 1,250 shares held by an LLC of which each director is a member.

William Lee Craddock, Jr.	38,972	(1)	26,500	65,472	3.0	Consists of (a) 32,856 shares held by Mr. Craddock; (b) 4,866 shares held jointly with his spouse; and (c) 1,250 shares held by an LLC of which each director is a member.

Name	Number of Shares		Number of Shares Subject to Options/ Warrants Exercisable within 60 Days	Aggregate Number of Shares	Percent Of Class	Nature of Beneficial Ownership

Luther Martin Denney, III	18,854	(1)	16,300	35,154	1.6	Consists of (a) 5,804 shares held by Mr. Denney; (b) 11,800 shares held jointly with spouse; and (c) 1,250 shares held by an LLC of which each director is a member.

Milton Stanley Goggins	21,850	(1)	20,000	41,850	1.9	Consists of (a) 20,000 shares held by Mr. Goggins; (b) 600 shares held jointly with his daughter; and (c) 1,250 shares held by an LLC of which each director is a member.

Richard Allen Grimes	32,450	(1)	12,500	44,950	2.1	Consists of (a) 30,000 shares held by Mr. Grimes; (b) 1,200 shares held as custodian for the benefit of his grandchildren; and (c) 1,250 shares held by an LLC of which each director is a member.

Larry Max Phillips	35,225	(1)	21,250	56,475	2.6	Consists of (a) 24,452 shares held by Mr. Phillips; (b) 9,523 shares held jointly with spouse; and (c) 1,250 shares held by an LLC of which each director is a member.

Executive Officers Not Also Directors

Lisa J. Maxwell	100		—	100	*

Thaddeus M. Williams	1,800	(1)	15,000	16,800	0.8	Consists of (a) 300 shares held by Mr. Williams; (b) 250 shares held by Mr. Williams’ spouse; and (c) 1,250 shares held by an LLC of which each director is a member.

Directors and Executive Officers as a group (12 persons)	331,904	(1)	233,800	565,704	23.8

Five Percent Shareholders

Hot Creek Investors LP	130,500	(2)	0	130,500	6.1

(1)               Each of the directors and Mr. Williams beneficially own 1,250 shares held by an LLC.  Those shares are included for each director’s number of shares beneficially owned and for Mr. Williams’ number of shares beneficially owned.  The shares are included one time in the calculation of total shares held by directors and are not included in the total number of shares held by executive officers.

(2)               Based on information obtained from a Schedule 13G filed with the SEC on February 9, 2004 by Hot Creek Investors LP, Hot Creek Capital LLC and David M.W. Harvey.  The address for Hot Creek Investors LP, Hot Creek Capital LLC and Mr. Harvey is 6900 South McCarran Boulevard, Suite 3040, Reno, Nevada 89509.

2000 Stock Incentive Plan Information

The following table sets forth information regarding the number of shares subject to options issued and reserved for future issuance under the 2000 Stock Incentive Plan.  The 2000 Stock Incentive Plan was adopted by the board of directors of the Bank on December 10, 2001 and approved by the shareholders of the Bank on June 20, 2002.  The Company assumed all rights and obligations of the Bank on February 1, 2005.  The Company does not maintain any other equity compensation plan.

	Number of securities to be issued upon exercise of outstanding options	Weighted-average exercise price of outstanding options	Number of shares remaining available for future issuance under the Plan (excludes outstanding options)

Equity compensation plans approved by security holders	62,500	$10.00	37,500

CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

The Company’s directors and executive officers, their immediate family members and other companies and entities associated with them, have been customers of and have had banking transactions with the Bank.  They are expected to continue these relationships with the Bank in the future.  In management’s opinion, these loans (a) were made in the ordinary course of business, (b) were made on substantially the same terms, including interest rates and collateral, as those prevailing at the time for comparable transactions with other unrelated persons and (c) did not involve more than a normal risk of uncollectibility or present other unfavorable features.

In the case of all related party transactions, each is approved by a majority of the directors, including a majority of the directors who do not have an interest in the transaction.

INDEPENDENT PUBLIC ACCOUNTANTS

The Company has selected the accounting firm of Mauldin & Jenkins, LLC to serve as its principal accountants for the fiscal year ending December 31, 2004.  A representative of the firm is expected to be present at the meeting and will be given the opportunity to make a statement if he or she desires to do so and will be available to respond to appropriate questions from shareholders.

The following table shows the amounts paid by the Company to its independent auditors for the last two fiscal years.

Category	2004	2003

Audit Fees	$35,614	$31,480
Audit Related Fees	0	0
Tax Fees (1)	4,500	3,500
All Other Fees	0	0
Total	$40,114	$34,980

(1) – Consists of fees paid for tax compliance services.

Audit Fees

Audit fees represent fees billed by Mauldin & Jenkins, LLC for professional services rendered in connection with the audit of the Bank’s annual financial statements for 2004 and 2003.

Audit Related Fees

Audit related fees represent fees for professional services reasonably related to the performance of the audit or review of the Company’s financial statements not included in “Audit Fees” above.  These include review of the financial statements included in the Company’s quarterly filings on Form 10-QSB and annual filings on Form 10-KSB and quarterly internal audits.

Tax Fees

Tax fees represent the aggregate fees billed in each of the last two fiscal years for professional services rendered for tax preparation, tax compliance, and tax planning.

The audit committee has considered the provision of non-audit services by our principal accountant and has determined that the provision of these services was consistent with maintaining the independence of the Company’s principal accountant.

The fees billed by Mauldin & Jenkins, LLC were pre-approved by the audit committee for the Company in accordance with the policies and procedures of the audit committee.  The audit committee pre-approves all audit and the majority of non-audit services provided by the Company’s independent auditors and may not engage the independent auditors to perform any prohibited non-audit services.  For 2004, 100% of the fees incurred were pre-approved.

DIRECTOR NOMINATIONS

The full board of directors of the Company participates in the consideration of director nominees.  The board has not adopted a formal policy or process for identifying or evaluating nominees, but informally solicits and considers recommendations from a variety of sources, including other directors, members of the community, customers and shareholders of the Company, and professionals in the financial services and other industries.  Similarly, the board does not prescribe any specific qualifications or skills that a nominee must possess, although it considers the potential nominee’s business experience; knowledge of the Company and the financial services industry; experience in serving as a director of the Company or another financial institution or public company generally; wisdom, integrity and analytical ability; familiarity with and participation in the communities served by the Company; commitment to and availability for service as a director; and any other factors the board deems relevant.

In accordance with the Company’s bylaws, a shareholder may nominate persons for election as directors if written notice to the Secretary of the Company of the nomination is received at the principal executive offices of the Company no less than 30 days prior to the date of the annual meeting; provided, however, if less than 40 days’ notice or prior public disclosure of the meeting date is given, the notice must be received no later than the close of business on the 10th day following the date on which the notice was mailed or such public disclosure was made.  The notice must set forth:

(1)           with respect to the nominee(s), all information regarding the nominee(s) required to be disclosed in a solicitation of proxies for election of directors pursuant to Regulation 14A under the Securities and Exchange Act of 1934 (including each nominee’s written consent to be named in a proxy statement as a nominee and to serve as a director if elected);

(2)           the name and address of the shareholder making the nomination, as they appear on the books of the Company; and

(3)           the class and number of shares of the Company capital stock beneficially owned by the shareholder making the nomination.

The officer presiding at meeting may, if the facts warrant, determine and declare to the meeting that a nomination was not made in accordance with the foregoing requirements and therefore will be disregarded.

SHAREHOLDER PROPOSALS AND COMMUNICATIONS

Shareholder Proposals.  Shareholder proposals submitted for consideration at the next annual meeting of shareholders must be received by the Company no later than December 1, 2005, to be included in the 2006 proxy materials.  A shareholder must notify the Company before March 15, 2006 if the shareholder has a proposal to present at the 2006 annual meeting which the shareholder intends to present other than by inclusion in the Company’s proxy material.  If the Company does not receive notice prior to March 15, 2006, proxies solicited by the management of the Company will confer discretionary authority upon the management of the Company to vote upon any such proposal.

Shareholder Communications.  Shareholders wishing to communicate with the board of directors or with a particular director may do so in writing addressed to the Board, or to the particular director, and by sending it to the secretary of the Company at the Company’s principal office at 120 Keys Ferry Street, McDonough, Georgia 30253.  The Secretary will promptly forward such communications to the applicable director or to the chairman of the board for consideration at the next scheduled meeting.

OTHER MATTERS

The board of directors of the Company knows of no other matters that may be brought before the meeting.  If, however, any matters other than the election of directors and matters to related to the election should properly come before the meeting, votes will be cast pursuant to the proxies in accordance with the best judgment of the proxyholders.

Whether or not you can attend the meeting, please complete, sign, date and return the enclosed proxy promptly.  An envelope has been provided for that purpose.  No postage is required if mailed in the United States.

ADDITIONAL INFORMATION

The information contained in this proxy statement speaks only as of its date unless the information specifically indicates that another date applies.

Our holding company reorganization was consummated on February 1, 2005.  In the future, the Company will file periodic reports with the Securities and Exchange Commission pursuant to the requirements of the Securities Exchange Act of 1934.  However, prior to 2005, the Bank filed periodic reports with the Federal Deposit Insurance Corporation.  The Bank will be pleased to make its Annual Report on Form 10-KSB available without charge to interested persons.  Written requests should be directed to Lisa J. Maxwell, Chief Financial Officer, FirstBank Financial Services, Inc., 120 Keys Ferry Street, McDonough, GA 30253.

APPENDIX A

FIRST BANK OF HENRY COUNTY
2000 STOCK INCENTIVE PLAN

TABLE OF CONTENTS

SECTION 1 DEFINITIONS

1.1	DEFINITIONS

SECTION 2 THE STOCK INCENTIVE PLAN

2.1	PURPOSE OF THE PLAN
2.2	STOCK SUBJECT TO THE PLAN
2.3	ADMINISTRATION OF THE PLAN
2.4	ELIGIBILITY AND LIMITS

SECTION 3 TERMS OF STOCK INCENTIVES

3.1	GENERAL TERMS AND CONDITIONS
3.2	TERMS AND CONDITIONS OF OPTIONS
(a)	Option Price
(b)	Option Term
(c)	Payment
(d)	Conditions to the Exercise of an Option
(e)	Termination of Incentive Stock Option Status
(f)	Special Provisions for Certain Substitute Options
3.3	TREATMENT OF AWARDS UPON TERMINATION OF SERVICE

SECTION 4 RESTRICTIONS ON STOCK

4.1	ESCROW OF SHARES
4.2	RESTRICTIONS ON TRANSFER

SECTION 5 GENERAL PROVISIONS

5.1	WITHHOLDING.
5.2	CHANGES IN CAPITALIZATION; MERGER; LIQUIDATION
5.3	CASH AWARDS
5.4	COMPLIANCE WITH CODE
5.5	RIGHT TO TERMINATE SERVICE
5.6	RESTRICTIONS ON DELIVERY AND SALE OF SHARES; LEGENDS
5.7	NON-ALIENATION OF BENEFITS
5.8	TERMINATION AND AMENDMENT OF THE PLAN
5.9	STOCKHOLDER APPROVAL
5.10	CHOICE OF LAW

FIRST BANK OF HENRY COUNTY
2000 STOCK INCENTIVE PLAN

SECTION 1  DEFINITIONS

1.1           Definitions.  Whenever used herein, the masculine pronoun shall be deemed to include the feminine, and the singular to include the plural, unless the context clearly indicates otherwise, and the following capitalized words and phrases are used herein with the meaning thereafter ascribed:

(a)           “Bank” means First Bank of Henry County, a proposed state bank.

(b)           “Board of Directors” means the board of directors of the Bank.

(c)           “Cause” has the same meaning as provided in the employment agreement between the Participant and the Bank or affiliate(s) on the date of Termination of Service, or if no such definition or employment agreement exists, “Cause” means conduct amounting to  (1) fraud or dishonesty against the Bank or affiliate(s); (2) Participant’s willful misconduct, repeated refusal to follow the reasonable directions of the Board of Directors or knowing violation of law in the course of performance of the duties of Participant’s service with the Bank or affiliate(s); (3) repeated absences from work without a reasonable excuse; (4) repeated intoxication with alcohol or drugs while on the Bank’s or affiliate(s)’ premises during regular business hours; (5) a conviction or plea of guilty or nolo contendere to a felony or a crime involving dishonesty; or (6) a breach or violation of the terms of any agreement to which Participant and the Bank or affiliate(s) are party.

(d)           “Change in Control” means any one of the following events which may occur after the date the Stock Incentive is granted:

(1)   the acquisition by any person or persons acting in concert of the then outstanding voting securities of the Bank, if, after the transaction, the acquiring person (or persons) owns, controls or holds with power to vote forty percent (40%) or more of any class of voting securities of the Bank;

(2)   within any twelve-month period the persons who were directors of the Bank immediately before the beginning of such twelve-month period (the “Incumbent Directors”) shall cease to constitute at least a majority of the Board of Directors; provided that any director who was not a director as of the beginning of such twelve-month period shall be deemed to be an Incumbent Director if that director were elected to the Board of Directors by, or on the recommendation of or with the approval of, at least two-thirds of the directors who then qualified as Incumbent Directors; and provided further that no director whose initial assumption of office is in connection with an actual or threatened election contest (as such terms are used in Rule 14a-11

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of Regulation 14A promulgated under the Securities Exchange Act of 1934) relating to the election of directors shall be deemed to be an Incumbent Director;

(3)   a reorganization, merger or consolidation, with respect to which persons who were the stockholders of the Bank immediately prior to such reorganization, merger or consolidation do not, immediately thereafter, own more than fifty percent (50%) of the combined voting power entitled to vote in the election of directors of the reorganized, merged or consolidated company’s then outstanding voting securities; or

(4)   the sale, transfer or assignment of all or substantially all of the assets of the Bank to any third party.

(e)           “Code” means the Internal Revenue Code of 1986, as amended.

(f)            “Committee” means the committee appointed by the Board of Directors to administer the Plan pursuant to Plan Section 2.3.

(g)           “Disability” has the same meaning as provided in the long-term disability plan or policy maintained or, if applicable, most recently maintained, by the Bank or an affiliate for the Participant.  If no long-term disability plan or policy was ever maintained on behalf of the Participant or, if the determination of Disability relates to an Incentive Stock Option, Disability shall mean that condition described in Code Section 22(e)(3), as amended from time to time.  In the event of a dispute, the determination of Disability shall be made by the Board of Directors and shall be supported by advice of a physician competent in the area to which such Disability relates.

(h)           “Disposition” means any conveyance, sale, transfer, assignment, pledge or hypothecation, whether outright or as security, inter vivos or testamentary, with or without consideration, voluntary or involuntary.

(i)            “Fair Market Value” refers to the determination of value of a share of Stock.  If the Stock is actively traded on any national securities exchange or any Nasdaq quotation or market system, Fair Market Value shall mean the closing price at which sales of Stock shall have been sold on the most recent trading date immediately prior to the date of determination, as reported by any such exchange or system selected by the Committee on which the shares of Stock are then traded.  If the shares of Stock are not actively traded on any such exchange or system, Fair Market Value shall mean the arithmetic mean of the bid and asked prices for the shares of Stock on the most recent trading date within a reasonable period prior to the determination date as reported by such exchange or system.  If there are no bid and asked prices within a reasonable period or if the shares of Stock are not traded on any exchange or system as of the determination date, Fair Market Value shall mean the fair market value of a share of Stock as determined by the Committee taking into account such facts and circumstances deemed to be material by the Committee to the value of the Stock in the hands of the Participant; provided that, for purposes of granting awards other than Incentive Stock Options, Fair Market Value of a share of Stock may be determined by the Committee by reference to the average market value determined over a period certain or as of specified dates, to a tender offer price for

2

the shares of Stock (if settlement of an award is triggered by such an event) or to any other reasonable measure of fair market value and provided further that, for purposes of granting Incentive Stock Options, Fair Market Value of a share of Stock shall be determined in accordance with the valuation principles described in the regulations promulgated under Code Section 422.

(j)            “Incentive Stock Option” means an incentive stock option, as defined in Code Section 422, described in Plan Section 3.2.

(k)           “Non-Qualified Stock Option” means a stock option, other than an option qualifying as an Incentive Stock Option, described in Plan Section 3.2.

(l)            “Option” means a Non-Qualified Stock Option or an Incentive Stock Option.

(m)          “Over 10% Owner” means an individual who at the time an Incentive Stock Option is granted owns Stock possessing more than 10% of the total combined voting power of the Bank or one of its Parents or Subsidiaries, determined by applying the attribution rules of Code Section 424(d).

(n)           “Parent” means any corporation (other than the Bank) in an unbroken chain of corporations ending with the Bank if, with respect to Incentive Stock Options, at the time of granting of the Incentive Stock Option, each of the corporations other than the Bank owns stock possessing fifty percent (50%) or more of the total combined voting power of all classes of stock in one of the other corporations in the chain.

(o)           “Participant” means an individual who receives a Stock Incentive hereunder.

(p)           “Plan” means the First Bank of Henry County 2000 Stock Incentive Plan.

(q)           “Stock” means the Bank’s common stock, $5.00 par value per share.

(r)            “Stock Incentive Agreement” means an agreement between the Bank and a Participant or other documentation evidencing an award of a Stock Incentive.

(s)           “Stock Incentives” means, collectively, Incentive Stock Options and Non-Qualified Stock Options.

(t)            “Subsidiary” means any corporation (other than the Bank) in an unbroken chain of corporations beginning with the Bank if, with respect to Incentive Stock Options, at the time of the granting of the Incentive Stock Option, each of the corporations other than the last corporation in the unbroken chain owns stock possessing fifty percent (50%) or more of the total combined voting power of all classes of stock in one of the other corporations in the chain.

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(u)           “Termination of Service” means the termination of the service relationship, whether employment or otherwise, between a Participant and the Bank and any affiliates, regardless of the fact that severance or similar payments are made to the Participant for any reason, including, but not by way of limitation, a termination by resignation, discharge, death, Disability or retirement.  The Committee shall, in its absolute discretion, determine the effect of all matters and questions relating to a Termination of Service, including, but not by way of limitation, the question of whether a leave of absence constitutes a Termination of Service, or whether a Termination of Service is for Cause.

SECTION 2  THE STOCK INCENTIVE PLAN

2.1           Purpose of the Plan.  The Plan is intended to (a) provide incentives to officers, employees, directors and organizers of the Bank and its affiliates to stimulate their efforts toward the continued success of the Bank and to operate and manage the business in a manner that will provide for the long-term growth and profitability of the Bank; (b) encourage stock ownership by officers, employees, directors and organizers by providing them with a means to acquire a proprietary interest in the Bank by acquiring shares of Stock; and (c) provide a means of obtaining and rewarding key personnel.

2.2           Stock Subject to the Plan.  Subject to adjustment in accordance with Section 5.2, 100,000 shares of Stock (the “Maximum Plan Shares”) are hereby reserved exclusively for issuance pursuant to Stock Incentives.  At such time as the Bank becomes subject to Section 16 of the Exchange Act, at no time shall the Bank have outstanding Stock Incentives subject to Section 16 of the Exchange Act and shares of Stock issued in respect of Stock Incentives in excess of the Maximum Plan Shares.  The shares of Stock attributable to the nonvested, unpaid, unexercised, unconverted or otherwise unsettled portion of any Stock Incentive that is forfeited or cancelled or expires or terminates for any reason without becoming vested, paid, exercised, converted or otherwise settled in full will again be available for purposes of the Plan.

2.3           Administration of the Plan.  The Plan shall be administered by the Committee.  The members of the Committee shall consist solely of at least two members of the Board of Directors.  During those periods that the Bank is subject to the provisions of Section 16 of the Securities Exchange Act of 1934, the Board of Directors shall consider the advisability of whether each Committee member shall qualify as an “outside director” as defined in Treasury Regulations §1.162-27(e) as promulgated by the Internal Revenue Service and a “non-employee director” as defined in Rule 16b-3(b)(3) as promulgated under the Exchange Act.  The Committee shall have full authority in its discretion to determine the officers, employees, directors and organizers of the Bank or its affiliates to whom Stock Incentives shall be granted and the terms and provisions of Stock Incentives subject to the Plan.  Subject to the provisions of the Plan, the Committee shall have full and conclusive authority to interpret the Plan; to prescribe, amend and rescind rules and regulations relating to the Plan; to determine the terms and provisions of the respective Stock Incentive Agreements and to make all other determinations necessary or advisable for the proper administration of the Plan.  The Committee’s determinations under the Plan need not be uniform and may be made by it selectively among persons who receive, or are eligible to receive, awards under the Plan (whether or not such persons are similarly situated).  The Committee’s decisions shall be final

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and binding on all Participants.  Each member of the Committee shall serve at the discretion of the Board of Directors and the Board of Directors may from time to time remove members from or add members to the Committee.  Vacancies on the Committee shall be filled by the Board of Directors.

The Committee shall select one of its members as chairman and shall hold meetings at the times and in the places as it may deem advisable.  Acts approved by a majority of the Committee in a meeting at which a quorum is present, or acts reduced to or approved in writing by a majority of the members of the Committee, shall be the valid acts of the Committee.

2.4           Eligibility and Limits.  Stock Incentives may be granted only to officers, employees, directors and organizers of the Bank or any affiliate; provided, however, that an Incentive Stock Option may only be granted to an employee of the Bank or any Subsidiary.  In the case of Incentive Stock Options, the aggregate Fair Market Value (determined as of the date an Incentive Stock Option is granted) of stock with respect to which stock options intended to meet the requirements of Code Section 422 become exercisable for the first time by an individual during any calendar year under all plans of the Bank and its Parents and Subsidiaries shall not exceed $100,000; provided further, that if the limitation is exceeded, the Incentive Stock Option(s) which cause the limitation to be exceeded shall be treated as Non-Qualified Stock Option(s).  To the extent required under Code Section 162(m) of the Code and the regulations thereunder for compensation to be treated as qualified performance based compensation, the maximum number of shares of Stock with respect to which Options may be granted during any calendar year to any individual may not exceed 50,000, subject to adjustment in accordance with Section 5.2.  In applying this limitation, if an Option, or any portion thereof, granted to an employee is cancelled or repriced for any reason, then the shares of Stock attributable to such cancellation or repricing either shall continue to be counted as an outstanding grant or shall be counted as a new grant, as the case may be, against the affected employee’s 50,000 limit for the appropriate calendar year.

SECTION 3  TERMS OF STOCK INCENTIVES

3.1           General Terms and Conditions.

(a)           The number of shares of Stock as to which a Stock Incentive shall be granted shall be determined by the Committee in its sole discretion, subject to the provisions of Section 2.2, as to the total number of shares available for grants under the Plan.  If a Stock Incentive Agreement so provides, a Participant may be granted a new Option to purchase a number of shares of Stock equal to the number of previously owned shares of Stock tendered in payment of the Exercise Price (as defined below) for each share of Stock purchased pursuant to the terms of the Stock Incentive Agreement.

(b)           Each Stock Incentive shall be evidenced by a Stock Incentive Agreement in such form and containing such terms, conditions and restrictions as the Committee may determine is appropriate.  Each Stock Incentive Agreement shall be subject to the terms of the Plan and any provision in a Stock Incentive Agreement that is inconsistent with the Plan shall be null and void.

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(c)           The date a Stock Incentive is granted shall be the date on which the Committee has approved the terms of, and satisfaction of any conditions applicable to, the grant of the Stock Incentive and has determined the recipient of the Stock Incentive and the number of shares covered by the Stock Incentive and has taken all such other action necessary to complete the grant of the Stock Incentive.

(d)           The Committee may provide in any Stock Incentive Agreement (or subsequent to the award of a Stock Incentive but prior to its expiration or cancellation, as the case may be) that, in the event of a Change in Control, the Stock Incentive shall or may be cashed out on the basis of any price not greater than the highest price paid for a share of Stock in any transaction reported by any market or system selected by the Committee on which the shares of Stock are then actively traded during a specified period immediately preceding or including the date of the Change in Control or offered for a share of Stock in any tender offer occurring during a specified period immediately preceding or including the date the tender offer commences; provided that, in no case shall any such specified period exceed three (3) months (the “Change in Control Price”).  For purposes of this Subsection, any Option shall be cashed out on the basis of the excess, if any, of the Change in Control Price over the Exercise Price to the extent the Option is then exercisable in accordance with the terms of the Option and the Plan.

(e)           Any Stock Incentive may be granted in connection with all or any portion of a previously or contemporaneously granted Stock Incentive.  Exercise or vesting of a Stock Incentive granted in connection with another Stock Incentive may result in a pro rata surrender or cancellation of any related Stock Incentive, as specified in the applicable Stock Incentive Agreement.

(f)            Stock Incentives shall not be transferable or assignable except by will or by the laws of descent and distribution and shall be exercisable, during the Participant’s lifetime, only by the Participant; in the event of the Disability of the Participant, by the legal representative of the Participant; or in the event of the death of the Participant, by the personal representative of the Participant’s estate or if no personal representative has been appointed, by the successor in interest determined under the Participant’s will.

3.2           Terms and Conditions of Options.  Each Option granted under the Plan shall be evidenced by a Stock Incentive Agreement.  At the time any Option is granted, the Committee shall determine whether the Option is to be an Incentive Stock Option or a Non-Qualified Stock Option, and the Option shall be clearly identified as to its status as an Incentive Stock Option or a Non-Qualified Stock Option.  At the time any Incentive Stock Option is exercised, the Bank shall be entitled to place a legend on the certificates representing the shares of Stock purchased pursuant to the Option to clearly identify them as shares of Stock purchased upon exercise of an Incentive Stock Option.  An Incentive Stock Option may only be granted within ten (10) years from the earlier of the date the Plan is adopted by the Board of Directors or approved by the Bank’s stockholders.  All Options shall provide that the primary Federal regulator of the Bank may require a Participant to exercise an Option in whole or in part if the capital of the Bank falls below minimum requirements and shall further provide that, if the Participant fails to so exercise any such portion of the Option, that portion of the Option shall be forfeited.

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(a)           Option Price.  Subject to adjustment in accordance with Section 5.2 and the other provisions of this Section 3.2, the exercise price (the “Exercise Price”) per share of Stock purchasable under any Option shall be as set forth in the applicable Stock Incentive Agreement.  With respect to each grant of an Incentive Stock Option to a Participant who is not an Over 10% Owner, the Exercise Price per share shall not be less than the Fair Market Value on the date the Option is granted.  With respect to each grant of an Incentive Stock Option to a Participant who is an Over 10% Owner, the Exercise Price shall not be less than 110% of the Fair Market Value on the date the Option is granted.  With respect to each grant of a Non-Qualified Stock Option, the Exercise Price per share shall be no less than the Fair Market Value.

(b)           Option Term.  The term of an Option shall be as specified in the applicable Stock Incentive Agreement; provided, however that any Option granted to a Participant shall not be exercisable after the expiration of ten (10) years after the date the Option is granted and any Incentive Stock Option granted to an Over 10% Owner shall not be exercisable after the expiration of five (5) years after the date the Option is granted.

(c)           Payment.  Payment for all shares of Stock purchased pursuant to the exercise of an Option shall be made in any form or manner authorized by the Committee in the Stock Incentive Agreement or by amendment thereto, including, but not limited to, cash or, if the Stock Incentive Agreement provides, (1) by delivery to the Bank of a number of shares of Stock which have been owned by the holder for at least six (6) months prior to the date of exercise having an aggregate Fair Market Value of not less than the product of the Exercise Price multiplied by the number of shares the Participant intends to purchase upon exercise of the Option on the date of delivery; (2) in a cashless exercise through a broker; or (3) by having a number of shares of Stock withheld, the Fair Market Value of which as of the date of exercise is sufficient to satisfy the Exercise Price.  In its discretion, the Committee also may authorize (at the time an Option is granted or thereafter) Bank financing to assist the Participant as to payment of the Exercise Price on such terms as may be offered by the Committee in its discretion.  Payment shall be made at the time that the Option or any part thereof is exercised, and no shares shall be issued or delivered upon exercise of an Option until full payment has been made by the Participant.  The holder of an Option, as such, shall have none of the rights of a stockholder.

(d)           Conditions to the Exercise of an Option.  Each Option granted under the Plan shall be exercisable by whom, at such time or times, or upon the occurrence of such event or events, and in such amounts, as the Committee shall specify in the Stock Incentive Agreement; provided, however, that subsequent to the grant of an Option, the Committee, at any time before complete termination of such Option, may accelerate the time or times at which such Option may be exercised in whole or in part, including, without limitation, upon a Change in Control and may permit the Participant or any other designated person to exercise the Option, or any portion thereof, for all or part of the remaining Option term notwithstanding any provision of the Stock Incentive Agreement to the contrary.  Notwithstanding the foregoing, no Option granted prior to the third anniversary of the date the Bank opens for business shall contain provisions which allow the Option to become vested and exercisable at a rate faster than in equal, annual one-third increments commencing with the first anniversary of the date the Bank opens for business.

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(e)           Termination of Incentive Stock Option Status.  With respect to an Incentive Stock Option, in the event of the termination of employment of a Participant, the Option or portion thereof held by the Participant which is unexercised shall expire, terminate and become unexercisable no later than three (3) months after the date of termination of employment; provided, however, that in the case of a holder whose termination of employment is due to death or Disability, up to one (1) year may be substituted for such three (3) month period.  For purposes of this Subsection (e), termination of employment of the Participant shall not be deemed to have occurred if the Participant is employed by another corporation (or a parent or subsidiary corporation of such other corporation) which has assumed the Incentive Stock Option of the Participant in a transaction to which Code Section 424(a) is applicable.

(f)            Special Provisions for Certain Substitute Options.  Notwithstanding anything to the contrary in this Section 3.2, any Option issued in substitution for an option previously issued by another entity, which substitution occurs in connection with a transaction to which Code Section 424(a) is applicable, may provide for an exercise price computed in accordance with such Code Section and the regulations thereunder and may contain such other terms and conditions as the Committee may prescribe to cause such substitute Option to contain as nearly as possible the same terms and conditions (including the applicable vesting and termination provisions) as those contained in the previously issued option being replaced thereby.

3.3           Treatment of Awards Upon Termination of Service.  Except as otherwise provided by Plan Section 3.2(e), any award under this Plan to a Participant who suffers a Termination of Service may be cancelled, accelerated, paid or continued, as provided in the Stock Incentive Agreement or, in the absence of such provision, as the Committee may determine.  The portion of any award exercisable in the event of continuation or the amount of any payment due under a continued award may be adjusted by the Committee to reflect the Participant’s period of service from the date of grant through the date of the Participant’s Termination of Service or such other factors as the Committee determines are relevant to its decision to continue the award.

SECTION 4  RESTRICTIONS ON STOCK

4.1           Escrow of Shares.  Any certificates representing the shares of Stock issued under the Plan shall be issued in the Participant’s name, but, if the Stock Incentive Agreement so provides, the shares of Stock shall be held by a custodian designated by the Committee (the “Custodian”).  Each applicable Stock Incentive Agreement providing for transfer of shares of Stock to the Custodian shall appoint the Custodian as the attorney-in-fact for the Participant for the term specified in the applicable Stock Incentive Agreement, with full power and authority in the Participant’s name, place and stead to transfer, assign and convey to the Bank any shares of Stock held by the Custodian for such Participant, if the Participant forfeits the shares under the terms of the applicable Stock Incentive Agreement.  During the period that the Custodian holds the shares subject to this Section, the Participant shall be entitled to all rights, except as provided in the applicable Stock Incentive Agreement, applicable to shares of Stock not so held.  Any dividends declared on shares of Stock held by the Custodian shall, as the Committee may

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provide in the applicable Stock Incentive Agreement, be paid directly to the Participant or, in the alternative, be retained by the Custodian until the expiration of the term specified in the applicable Stock Incentive Agreement and shall then be delivered, together with any proceeds, with the shares of Stock to the Participant or to the Bank, as applicable.

4.2           Restrictions on Transfer.  The Participant shall not have the right to make or permit to exist any Disposition of the shares of Stock issued pursuant to the Plan except as provided in the Plan or the applicable Stock Incentive Agreement.  Any Disposition of the shares of Stock issued under the Plan by the Participant not made in accordance with the Plan or the applicable Stock Incentive Agreement shall be void.  The Bank shall not recognize, or have the duty to recognize, any Disposition not made in accordance with the Plan and the applicable Stock Incentive Agreement, and the shares so transferred shall continue to be bound by the Plan and the applicable Stock Incentive Agreement.

SECTION 5  GENERAL PROVISIONS

5.1           Withholding.  The Bank shall deduct from all cash distributions under the Plan any taxes required to be withheld by federal, state or local government.  Whenever the Bank proposes or is required to issue or transfer shares of Stock under the Plan, the Bank shall have the right to require the recipient to remit to the Bank an amount sufficient to satisfy any federal, state and local withholding tax requirements prior to the delivery of any certificate or certificates for such shares.  A Participant may pay the withholding tax in cash, by tendering shares of Stock which have been owned by the holder for at least six (6) months prior to the date of exercise or, if the applicable Stock Incentive Agreement provides, a Participant may elect to have the number of shares of Stock he is to receive reduced by the smallest number of whole shares of Stock which, when multiplied by the Fair Market Value of the shares of Stock determined as of the Tax Date (defined below), is sufficient to satisfy federal, state and local, if any, withholding taxes arising from exercise or payment of a Stock Incentive (a “Withholding Election”).  A Participant may make a Withholding Election only if both of the following conditions are met:

(a)           The Withholding Election must be made on or prior to the date on which the amount of tax required to be withheld is determined (the “Tax Date”) by executing and delivering to the Bank a properly completed notice of Withholding Election as prescribed by the Committee; and

(b)           Any Withholding Election made will be irrevocable; however, the Committee may, in its sole discretion, disapprove and give no effect to the Withholding Election.

5.2           Changes in Capitalization; Merger; Liquidation.

(a)           The number of shares of Stock reserved for the grant of Options, the maximum number of shares of Stock for which Options may be granted to any individual during any calendar year, the number of shares of Stock reserved for issuance upon the exercise of each outstanding Option, and the Exercise Price of each outstanding Option shall be proportionately adjusted for any increase or decrease in the number of issued shares of Stock resulting from a subdivision or combination of shares or the payment of an ordinary stock dividend in shares of

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Stock to holders of outstanding shares of Stock or any other increase or decrease in the number of shares of Stock outstanding effected without receipt of consideration by the Bank.

(b)           In the event of any merger, consolidation, extraordinary dividend (including a spin-off), reorganization or other change in the corporate structure of the Bank or its Stock or tender offer for shares of Stock, the Committee, in its sole discretion, may make such adjustments with respect to awards and take such other action as it deems necessary or appropriate to reflect or in anticipation of such merger, consolidation, extraordinary dividend (including a spin-off), reorganization, other change in corporate structure or tender offer, including, without limitation, the assumption of other awards, the substitution of new awards, the termination or adjustment of outstanding awards (with or without the payment of any consideration), the acceleration of awards or the removal of restrictions on outstanding awards, all as may be provided in the applicable Stock Incentive Agreement or, if not expressly addressed therein, as the Committee subsequently may determine in the event of any such merger, consolidation, extraordinary dividend (including a spin-off), reorganization or other change in the corporate structure of the Bank or its Stock or tender offer for shares of Stock.  The Committee’s general authority under this Section 5.2 is limited by and subject to all other express provisions of the Plan.  Any adjustment pursuant to this Section 5.2 may provide, in the Committee’s discretion, for the elimination without payment therefor of any fractional shares that might otherwise become subject to any Stock Incentive.

(c)           The existence of the Plan and the Stock Incentives granted pursuant to the Plan shall not affect in any way the right or power of the Bank to make or authorize any adjustment, reclassification, reorganization or other change in its capital or business structure, any merger or consolidation of the Bank, any issue of debt or equity securities having preferences or priorities as to the Stock or the rights thereof, the dissolution or liquidation of the Bank, any sale or transfer of all or any part of its business or assets, or any other corporate act or proceeding.

5.3           Cash Awards.  The Committee may, at any time and in its discretion, grant to any holder of a Stock Incentive the right to receive, at such times and in such amounts as determined by the Committee in its discretion, a cash amount which is intended to reimburse such person for all or a portion of the federal, state and local income taxes imposed upon such person as a consequence of the receipt of the Stock Incentive or the exercise of rights thereunder.

5.4           Compliance with Code.  All Incentive Stock Options to be granted hereunder are intended to comply with Code Section 422, and all provisions of the Plan and all Incentive Stock Options granted hereunder shall be construed in such manner as to effectuate that intent.

5.5           Right to Terminate Service.  Nothing in the Plan or in any Stock Incentive Agreement shall confer upon any Participant the right to continue as an officer, employee, director or organizer of the Bank or affect the right of the Bank to terminate the Participant’s service at any time.

5.6           Restrictions on Delivery and Sale of Shares; Legends.  Each Stock Incentive is subject to the condition that if at any time the Committee, in its discretion, shall determine that

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the listing, registration or qualification of the shares covered by such Stock Incentive upon any securities exchange or under any state or federal law is necessary or desirable as a condition of or in connection with the granting of such Stock Incentive or the purchase or delivery of shares thereunder, the delivery of any or all shares pursuant to such Stock Incentive may be withheld unless and until such listing, registration or qualification shall have been effected.  If a registration statement is not in effect under the Securities Act of 1933 or any applicable state securities laws with respect to the shares of Stock purchasable or otherwise deliverable under Stock Incentives then outstanding, the Committee may require, as a condition of exercise of any Option or as a condition to any other delivery of Stock pursuant to a Stock Incentive, that the Participant or other recipient of a Stock Incentive represent, in writing, that the shares received pursuant to the Stock Incentive are being acquired for investment and not with a view to distribution and agree that the shares will not be disposed of except pursuant to an effective registration statement, unless the Bank shall have received an opinion of counsel that such disposition is exempt from such requirement under the Securities Act of 1933 and any applicable state securities laws.  The Bank may include on certificates representing shares delivered pursuant to a Stock Incentive such legends referring to the foregoing representations or restrictions or any other applicable restrictions on resale as the Bank, in its discretion, shall deem appropriate.

5.7           Non-alienation of Benefits.  Other than as specifically provided with regard to the death of a Participant, no benefit under the Plan shall be subject in any manner to anticipation, alienation, sale, transfer, assignment, pledge, encumbrance or charge; and any attempt to do so shall be void.  No such benefit shall, prior to receipt by the Participant, be in any manner liable for or subject to the debts, contracts, liabilities, engagements or torts of the Participant.

5.8           Termination and Amendment of the Plan.  The Board of Directors at any time may amend or terminate the Plan without stockholder approval; provided, however, that the Board of Directors may condition any amendment on the approval of stockholders of the Bank if such approval is necessary or advisable with respect to tax, securities or other applicable laws.  No such termination or amendment without the consent of the holder of a Stock Incentive shall adversely affect the rights of the Participant under such Stock Incentive.

5.9           Stockholder Approval.  The Plan must be submitted to the stockholders of the Bank for their approval within twelve (12) months before or after the adoption of the Plan by the Board of Directors.  If such approval is not obtained, any Stock Incentive granted hereunder will be void.

5.10         Choice of Law.  The laws of the State of Georgia shall govern the Plan, to the extent not preempted by federal law.

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IN WITNESS WHEREOF, the Bank has caused this Plan to be executed as of this 10th day of December, 2000.

FIRST BANK OF HENRY COUNTY

	By:	/s/ J. Randall Dixon

	Title:	President and Chief Executive Officer

ATTEST:

/s/ James T. Chaffin, III
Secretary

[SEAL]

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FIRST AMENDMENT TO THE
FIRST BANK OF HENRY COUNTY
2000 STOCK INCENTIVE PLAN

THIS FIRST AMENDMENT is made as of April 21, 2005, by FirstBank Financial Services, Inc., a bank holding company organized under the laws of the State of Georgia (the “Company”).

W I T N E S S E T H:

WHEREAS, the Company and First Bank of Henry County, a bank organized under the laws of the State of Georgia (the “Bank”), entered into an Agreement and Plan of Share Exchange (the “Agreement”), effective as of May 20, 2004, pursuant to which the Bank was reorganized and became a wholly owned subsidiary of the Company, effective as of February 1, 2005;

WHEREAS, prior to the reorganization, the Bank maintained the First Bank of Henry County 2000 Stock Incentive Plan (the “Plan”), pursuant to which the Board of Directors of the Bank originally reserved 100,000 shares of the Bank’s stock for issuance;

WHEREAS, pursuant to the Agreement, the Company assumed sponsorship of and became the successor to the Plan with respect to all of the Bank’s rights, duties and obligations thereunder;

WHEREAS, the Board of Directors of the Company desires to amend the Plan to change its name and to reflect that awards made pursuant to the Plan will be settled in shares of the Company’s common stock;

WHEREAS, the Board of Directors of the Company also wishes to amend the Plan to increase the number of shares reserved for issuance thereunder from 100,000 to 250,000; and

WHEREAS, the adoption of the First Amendment to the Plan shall be deemed to be the adoption of new Plan as provided in Treasury Regulations issued pursuant to Section 422 of the Internal Revenue Code of 1986, as amended.

NOW, THEREFORE, effective as of February 1, 2005, the Company does hereby rename the Plan as the FirstBank Financial Services, Inc. 2005 Stock Incentive Plan and amends the Plan as follows:

1.             By replacing the word “Bank” with the word “Company” in each place it appears in the Plan, except in Sections 1.1(a), 1.1(d) and 1.1(p) of the Plan.

2.             By adding the phrase “or the Company” immediately following the word “Bank” in each place it appears in Section 1.1(d).

3.             By adding the following new Section 1(f-1):

“(f-1)  ‘Company’ means FirstBank Financial Services, Inc., a bank holding company organized under the laws of Georgia.”

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4.             By deleting the existing Section 1.1(p) and substituting therefor the following:

“(p)   ‘Plan’  means the FirstBank Financial Services, Inc. 2005 Stock Incentive Plan.”

5.             By deleting the first sentence of Section 2.2 and substituting therefor the following:

“Subject to adjustment in accordance with Section 5.2, 250,000 shares of Stock (the ‘Maximum Plan Shares’) are hereby reserved exclusively for issuance pursuant to Stock Incentives, all of which may be issued pursuant to Incentive Stock Options.”

Except as specifically amended hereby, the remaining provisions of the Plan shall remain in full force and effect as prior to the adoption of this First Amendment.

IN WITNESS WHEREOF, the Company has caused this First Amendment to be executed as of the day and year first above written.

FIRSTBANK FINANCIAL SERVICES, INC.

By:	/s/ J. Randall Dixon

Title:	President and Chief Executive Officer

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FIRSTBANK FINANCIAL SERVICES, INC.

PROXY

SOLICITED BY THE BOARD OF DIRECTORS
FOR THE ANNUAL MEETING OF SHAREHOLDERS
TO BE HELD ON THURSDAY, MAY 19, 2005

The undersigned hereby appoints Thaddeus M. Williams and Lisa J. Maxwell, or either of them, as Proxies, each with the power to appoint his or her substitute, and hereby authorizes them or either of them to represent and to vote, as designated below, all of the common stock of FirstBank Financial Services, Inc., which the undersigned would be entitled to vote if personally present at the annual meeting of shareholders to be held at First Bank of Henry County, located at 120 Keys Ferry Street, McDonough, Georgia 30253, and at any adjournments of the annual meeting, upon the proposal described in the accompanying Notice of the Annual Meeting and the Proxy Statement relating to the annual meeting, receipt of which are hereby acknowledged.

THE BOARD OF DIRECTORS RECOMMENDS THAT THE SHAREHOLDERS VOTE FOR THE PROPOSALS.

PROPOSAL 1:	To approve the Amendment to the 2000 Stock Incentive Plan:

	☐ FOR	☐ AGAINST	☐ ABSTAIN

PROPOSAL 2:	To elect the three (3) persons listed below to serve as Class III Directors of FirstBank Financial Services, Inc. for a three-year term:

Milton Stanley Goggins Richard Allen Grimes Larry Max Phillips

☐	FOR all nominees listed above (except as	☐	WITHHOLD authority to vote for all nominees
	indicated below)		listed above

INSTRUCTION:  To withhold authority for any individual nominee, mark “FOR” above, and write the nominee’s name in this space                                                                                                                                                                                                    .

This proxy, when properly executed, will be voted in the manner directed by the undersigned shareholder.  If no direction to the contrary is indicated, it will be voted FOR all of the proposals.

Discretionary authority is hereby conferred as to all other matters which may come before the annual meeting.

If stock is held in the name of more than one person, all holders must sign.  Signatures should correspond exactly with the name or names appearing on the stock certificate(s).  When signing as attorney, executor, administrator, trustee or guardian, please give full title as such.  If a corporation, please sign in full corporate name by president or other authorized officer.  If a partnership, please sign in partnership name by authorized person.

Signature(s) of Shareholder(s)

Name(s) of Shareholders(s)

Date:	, 2005
(Be sure to date your Proxy)

Please mark, sign and date this Proxy, and return it in the enclosed return-addressed envelope.  No postage necessary.

I WILL ☐ WILL NOT ☐ ATTEND THE ANNUAL SHAREHOLDERS MEETING.

PLEASE RETURN PROXY AS SOON AS POSSIBLE